Exhibit 10.5.2

AGREEMENT TO MAKE CAPITAL CONTRIBUTION

Reference is made to a unanimous omnibus partner agreement (“Partner Agreement”) entered into among MINERA PLATA REAL, S. DE R.L. DE C.V., a Mexico variable capital company (a “sociedad de responsabilidad limitada de capital variable” in Spanish) (“MPR”), and OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company (a “sociedad de responsabilidad limitada de capital variable” in Spanish) (“OPCO”), SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company (a “sociedad responsabilidad limitada de capital variable” in Spanish) (“EmployerCo”), LOS GATOS LUXEMBOURG S. AR. L., a Luxembourg limited liability company (“SSMRC Lux”), SUNSHINE SILVER MINING & REFINING CORPORATION, a corporation formed under the laws of the State of Delaware (“SSMRC”) and DOWA METALS & MINING CO., LTD., a corporation incorporated under the laws of Japan (“Dowa”) effective as of January 1, 2015. Unless context otherwise requires, or unless expressly defined in this Agreement, capitalized terms used in this Agreement will have the meanings specified in the Partner Agreement.

Background

A.                                    The Participating Interests in MPR as of the date hereof are as follows:

SSMRC Lux:        69.997%

SSMRC:                0.003%

Dowa                     30%

B.            The undersigned have agreed to make additional Capital Contributions to MPR in an aggregate amount equal to US$4,285,714.29, as follows:

SSMRC Lux         US$2,999,871.43

SSMRC:                US$128.57

Dowa:                    US$1,285,714.29

Agreements

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.             Each of SSMRC Lux, SSMRC and Dowa agrees to make an additional Capital Contribution to MPR in the amount specified next to its name in Recital B, above, on or before April 14, 2017.

2.             Each of the undersigned agrees to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary to effect the transactions contemplated by this Agreement or which are necessary to comply with Applicable Law.

IN WITNESS WHEREOF the undersigned have caused this Agreement to be executed by their respective duly authorized officers as of April 10, 2017.

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson

OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson

SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson

LOS GATOS LUXEMBOURG S. AR. L.

By:	/s/ Roger Johnson
Name: Roger Johnson

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen Orr
Name: Stephen Orr

DOWA METALS & MINING CO., LTD.

By:	/s/ Akira Sekiguchi
Name: Akira Sekiguchi